Exhibit 99.1

NEW ERA ENERGY & DIGITAL, INC.

REGAINS COMPLIANCE WITH NASDAQ LISTING REQUIREMENTS

MIDLAND, Texas–October 10, 2025. New Era Energy & Digital, Inc. (Nasdaq: NUAI) (“New Era,” or the “Company”), a developer and operator of next-generation digital infrastructure and integrated power assets, today announced that it has regained compliance with the Nasdaq Global Market’s market value of listed securities requirement under Listing Rule 5450(b)(2)(A).

On October 10, 2025, the Company received formal notice from Nasdaq stating that it has resolved the previously disclosed deficiency. As a result, the hearing previously scheduled with the Nasdaq Hearings Panel for October 16, 2025, has been cancelled, and shares of the Company’s common stock will continue to be listed and traded on the Nasdaq Global Market under the ticker “NUAI.”

E. Will Gray II, CEO of New Era Energy & Digital, commented: “We are pleased to have regained full compliance with Nasdaq’s listing requirements and remain focused on executing our strategy. This milestone reflects the progress we’ve made in stabilizing the business and advancing our strategic initiatives. Remaining on the Nasdaq Global Market ensures continued visibility and access to a broad investor base as we continue to drive long-term shareholder value.”

About New Era Energy & Digital, Inc.

New Era Energy & Digital, Inc. (Nasdaq: NUAI) is a developer and operator of next-generation digital infrastructure and integrated power assets. With a growing portfolio of strategically located, vertically integrated resources including powered land and powered shells, the Company delivers turnkey solutions that enable hyperscale, enterprise, and edge operators to accelerate data center deployment, optimize total cost of ownership, and future-proof its infrastructure investments. For more information, visit: www.newerainfra.ai, and follow New Era Energy & Digital on LinkedIn and X.

Investor and Media Contact:

Investor Relations

Jonathan.Paterson@harbor-access.com

Tel +1 475 477 9401

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation: (a) our ability to effectively operate our business segments; (b) our ability to manage our research, development, expansion, growth and operating expenses; (c) our ability to evaluate and measure our business, prospects and performance metrics; (d) our ability to compete, directly and indirectly, and succeed in a highly competitive and evolving industry; (e) our ability to respond and adapt to changes in technology and customer behavior; (f) our ability to protect our intellectual property and to develop, maintain and enhance a strong brand; and (g) other factors (including the risks contained in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.